Exhibit 10.2
Execution Copy
ANNEX A TO STOCK PURCHASE AGREEMENT
BETWEEN AMERISTAR CASINOS, INC. AND THE ESTATE OF CRAIG H. NEILSEN DATED AS OF MARCH 25, 2011
(“STOCK PURCHASE AGREEMENT”) AMENDING AND RESTATING SECTION 4.2 OF THAT CERTAIN PLAN OF
REORGANIZATION, ENTERED INTO AS OF NOVEMBER 15, 1993, BY AND AMONG CRAIG H. NEILSEN, AMERISTAR
CASINOS, INC. AND CRAIG H. NEILSEN IN HIS CAPACITY AS TRUSTEE OF THE TRUST CREATED UNDER THE LAST
WILL AND TESTAMENT OF RAY NEILSEN DATED OCTOBER 9, 1963
     Section 4.2 Registration Rights.
          4.2.1 Defined Terms. For purposes of this Section 4.2, the capitalized terms not otherwise defined in this Section 4.2 or in the Stock Purchase Agreement (as defined below) shall have the meanings ascribed to them below:
          “Agreement” means this Section 4.2 as amended and restated in this Annex A to Stock Purchase Agreement.
          “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.
          “Common Stock” means the common stock, par value $0.01 per share, of the Company, and any equity securities issued or issuable in exchange for or with respect to the Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise.
          “Company” means Ameristar Casinos, Inc., a Nevada corporation.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          “FINRA” means the Financial Industry Regulatory Authority, Inc.
          “Holder” or “Holders” means the Original Holder, any and all beneficiaries of the Original Holder, including the Craig H. Neilsen Foundation, the Ray H. Neilsen Trust established under the Neilsen Trust and any and all beneficiaries thereof, and Ray H. Neilsen, and any other Persons who (i) succeed to the interest of a Holder in Registrable Securities by operation of law or (ii) who pursuant to a privately negotiated sale or other transfer of Registrable Securities by a Holder, is expressly designated as a “Holder” for purposes of this Agreement.
          “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

          “Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 4.2.2 or Section 4.2.3.
          “Original Holder” means the Estate of Craig H. Neilsen.
          “Person” means any corporation, partnership, limited liability company, limited liability partnership, syndicate, natural person (whether individually or in a fiduciary capacity), trust, estate, association, organization or other entity or any governmental or regulatory body or other agency or authority or political subdivision thereof, including any successor, by merger or otherwise, of any of the foregoing.
          “Registrable Securities” means (i) all shares of Common Stock held by the Original Holder as of March 25, 2011 and (ii) shares of Common Stock issued or issuable, directly or indirectly, in exchange for or with respect to the Common Stock referenced in clause (i) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) based on an opinion of counsel or a no-action letter of the SEC, in either case reasonably acceptable to the Company, all such securities are immediately eligible for sale pursuant to Rule 144 (or any successor provision) under the Securities Act, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (iv) such securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, (v) such securities shall have ceased to be outstanding or (vi) such securities have been sold or otherwise transferred to any Person who is not a Holder.
          “Registration Expenses” means all fees and expenses incurred in connection with the Company’s performance of or compliance with the provisions of this Section 4.2, including: (i) all registration, listing, qualification and filing fees (including FINRA filing fees); (ii) fees and expenses of compliance with state securities or “blue sky” laws (including counsel fees in connection with the preparation of a blue sky and legal investment survey and FINRA filings); (iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the Company; (vii) with respect to each registration, the fees and disbursements of one counsel for the selling Holder(s) selected by the Majority Participating Holders, in the case of a registration pursuant to Section 4.2.2 or Section 4.2.3; (viii) fees and disbursements of independent public accountants, including the expenses of any audit or “cold comfort” letter, and fees and expenses of other persons, including special experts, retained by the Company; (ix) underwriter fees, excluding discounts and commissions, and any other expenses which are customarily borne by the issuer or seller of securities in a public equity offering; and (x) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties).

          “SEC” means the Securities and Exchange Commission.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
          “Stock Purchase Agreement” means that certain Stock Purchase Agreement, dated as of March 25, 2011, by and between the Company and the Original Holder.
          4.2.2 Demand Registrations.
               (a) (i) Subject to Section 4.2.2(c), at any time or from time to time, one or more Holders shall have the right to require the Company to file a registration statement under the Securities Act covering such aggregate number of Registrable Securities that have an aggregate anticipated offering price of at least $10,000,000 (based on the market price of the Common Stock as of the date of the Demand Registration Request), by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holders and the intended method of distribution thereof. All such requests by any Holder pursuant to this Section 4.2.2(a)(i) are referred to as “Demand Registration Requests,” the registrations so requested are referred to as “Demand Registrations” and the Holders making such demand for registration are referred to as the “Initiating Holders.” As promptly as practicable, but no later than 10 days after receipt of a Demand Registration Request, the Company shall give written notice (a “Demand Exercise Notice”) of such Demand Registration Request to all Holders of record of Registrable Securities.
                    (ii) The Company, subject to Sections 4.2.4 and 4.2.7, shall include in a Demand Registration (A) the Registrable Securities of the Initiating Holders and (B) the Registrable Securities of any other Holder of Registrable Securities that shall have made a written request to the Company within the time limits specified below for inclusion in such registration (together with the Initiating Holders, the “Participating Holders”). Any such request from the other Holders must be delivered to the Company within 15 days after the receipt of the Demand Exercise Notice and must specify the maximum number of Registrable Securities intended to be disposed of by such other Holders.
                    (iii) The Company, subject to Section 4.2.2(c), shall use its reasonable best efforts (x) to file, as expeditiously as possible, but in any event within 45 days, a registration under the Securities Act of the Registrable Securities that the Company has been so requested to register for distribution in accordance with such intended method of distribution and (y) cause such registration statement to be declared effective by the SEC as soon as practicable thereafter.
               (b) Registrations under this Section 4.2.2 shall be on such appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall be selected by the Company and shall be reasonably acceptable to the Majority Participating Holders.

               (c) The Demand Registration rights granted in Section 4.2.2(a) to the Holders are subject to the following limitations:
                    (i) the Company shall not be required to cause a registration pursuant to Section 4.2.2(a) to be filed within 90 days or to be declared effective within a period of 180 days after the effective date of any other registration statement of the Company filed pursuant to the Securities Act;
                    (ii) if in the opinion of outside counsel to the Company, any registration of Registrable Securities would require disclosure of information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the board of directors of the Company, such disclosure is reasonably likely to adversely affect any material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or otherwise have a material adverse effect on the Company (a “Valid Business Reason”), the Company may postpone or withdraw a filing of a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event shall the Company avail itself of such right for more than 90 days, in the aggregate, in any period of 365 consecutive days (such period of postponement or withdrawal under this clause (ii), the “Postponement Period”); and the Company shall give notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; and
                    (iii) the Company shall not be obligated to effect more than three Demand Registrations under Section 4.2.2(a) for the Holders.
     If the Company shall give any notice of postponement or withdrawal of any registration statement pursuant to clause (ii) above, the Company shall not register any equity security of the Company during the period of postponement or withdrawal. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (ii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 4.2.2(a)(i), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event more than 90 days after the date of the postponement or withdrawal), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 4.2.2.

               (d) The Company, subject to Sections 4.2.4 and 4.2.7, may elect to include in any registration statement and offering made pursuant to Section 4.2.2(a)(i), (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock that are requested to be included in such registration pursuant to the exercise of piggyback rights granted by the Company that are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Participating Holders.
               (e) A Holder may withdraw its Registrable Securities from a Demand Registration at any time. If all such Holders do so, the Company shall cease all efforts to secure registration and such registration nonetheless shall be deemed a Demand Registration for purposes of this Section 4.2.2 unless the withdrawal is made following withdrawal or postponement of such registration by the Company pursuant to a Valid Business Reason as contemplated by Section 4.2.2(c).
               (f) A Demand Registration shall not be deemed to have been effected and shall not count as such (i) unless a registration statement with respect thereto has become effective and has remained effective for a period of at least 90 days or such shorter period during which all Registrable Securities covered by such Registration Statement have been sold or withdrawn, or, if such Registration Statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriter(s), is required by law for delivery of a prospectus in connection with the sale of Registrable Securities by an underwriter or dealer, (ii) if, after the registration statement with respect thereto has become effective, it becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, (iii) if it is withdrawn by the Company pursuant to a Valid Business Reason as contemplated by Section 4.2.2(c) or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied, other than solely by reason of some act or omission of the Participating Holders.
               (g) In connection with any Demand Registration, the Majority Participating Holders may designate the lead managing underwriter in connection with such registration and each other managing underwriter for such registration, provided, that, in each case, each such underwriter is reasonably satisfactory to the Company.
          4.2.3 Piggyback Registrations.
               (a) If, at any time, the Company proposes or is required to register any Common Stock under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or (ii) a Demand Registration under Section 4.2.2) on a registration statement on Form S-1 or Form S-3 or an equivalent general registration form then in effect, whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each Holder of record of Registrable Securities. Upon the written request of any such Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company, subject to Sections 4.2.3(b), 4.2.4 and 4.2.7, shall use its reasonable best efforts to cause all such Registrable Securities to be included in the registration statement with the securities that the Company at the time proposes to register to permit the sale or other disposition by the Holders in accordance with the intended method of distribution thereof of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 4.2.3(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 4.2.2.
               (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company will give written notice of such determination to each Holder of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 4.2.2 and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.
               (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 4.2.3 by giving written notice to the Company of its request to withdraw. Such request must be made in writing prior to the execution of the underwriting agreement with respect to such registration. Such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.
          4.2.4 Priority in Registrations.
               (a) If any requested registration made pursuant to Section 4.2.2 involves an underwritten offering and the lead managing underwriter of such offering (the “Manager”) shall advise the Company that, in its view, the number of securities requested to be included in such registration by the Holders of Registrable Securities or any other persons, including those shares of Common Stock requested by the Company to be included in such registration, exceeds the largest number (the “Demand Sale Number”) that can be sold in an orderly manner in such offering within a price range acceptable to the Majority Participating Holders, the Company shall use its reasonable best efforts to include in such registration:
                    (i) first, all Registrable Securities requested to be included in such registration by the Holders thereof; provided, however, that, if the number of such Registrable Securities exceeds the Demand Sale Number, the number of such Registrable Securities (not to exceed the Demand Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;
                    (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 4.2.4(a) is less than the Demand Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Demand Sale Number; and
                    (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 4.2.4(a) is less than the Demand Sale Number, any securities that the Company proposes to register, up to the Demand Sale Number.
     If, as a result of the proration provisions of this Section 4.2.4(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the execution of the underwriting agreement with respect to such registration and (B) with respect to any Registrable Securities so withdrawn, such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include such withdrawn Registrable Securities in the registration as to which such withdrawal was made.
               (b) If any registration pursuant to Section 4.2.3 involves an underwritten offering that was proposed by the Company and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Company Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:
                    (i) first, all Common Stock that the Company proposes to register for its own account;
                    (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 4.2.4(b) is less than the Company Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 4.2.3 of this

Agreement, based on the aggregate number of Registrable Securities then owned by each Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Company Sale Number; and
                    (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 4.2.4(b) is less than the Company Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Company Sale Number.
          4.2.5 Registration Procedures. Whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company as expeditiously as possible:
               (a) shall prepare and file with the SEC the requisite registration statement and use its reasonable best efforts to cause such registration statement to become and remain effective;
               (b) shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days or such lesser period of time any Holder may be required under the Securities Act to deliver a prospectus in connection with any sale of Registrable Securities and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders set forth in such registration statement; provided, however, that in the case of any registration of Registrable Securities which are intended to be offered on a continuous or delayed basis, such 180 day period shall be extended until all such Registrable Securities are sold or become saleable pursuant to Rule 144(k) under the Securities Act, provided, that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis; provided, further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;
               (c) shall furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement, each preliminary prospectus and each Issuer Free Writing Prospectus utilized in connection therewith, all in conformity with the requirements of the Securities Act, and such other documents as such seller and underwriter reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller, and shall consent to the use in accordance with all applicable law of each such registration statement, each amendment thereto, each such prospectus, preliminary prospectus or Issuer Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus;
               (d) shall use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, reasonably shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 4.2.5(d), it would not be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;
               (e) shall promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:
                    (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any Issuer Free Writing Prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
                    (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;
                    (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;
                    (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and
                    (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto, any document incorporated therein by reference, any Issuer Free Writing Prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading;
               (f) shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;
               (g) shall promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus, and prior to the filing of any Issuer Free Writing Prospectus, provide copies of such document to counsel for the selling holders of Registrable Securities and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;
               (h) shall cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and
               (i) shall take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 4.2.2 or 4.2.3 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     The Company may require as a condition precedent to the Company’s obligations under this Section 4.2.5 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information in writing regarding such seller and the distribution of such Registrable Securities as the Company from time to time reasonably may request; provided, that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.
     Each seller of Registrable Securities agrees that upon receipt of any notice from the Company under Section 4.2.5(e)(iii), (e)(iv) or (e)(v), such seller will discontinue such seller’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller’s receipt of the copies of the supplemented or amended prospectus.
          4.2.6 Registration Expenses.
               (a) The Company shall pay all Registration Expenses (i) with respect to each Demand Registration, unless the registration statement with respect to any such Demand Registration is withdrawn at the request of the Holders and the Holders do not agree to forfeit their rights pursuant to Section 4.2.2 with respect to that particular Demand Registration and (ii) with respect to any registration effected under Section 4.2.3.
               (b) Notwithstanding the foregoing, (i) the provisions of this Section 4.2.6 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made and (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder.
          4.2.7 Underwritten Offerings.
               (a) If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 4.2.2, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Majority Participating Holders and the Company and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Holder for inclusion in the registration statement. No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.
               (b) In the case of a registration pursuant to Section 4.2.3, if the Company shall have determined to enter into an underwriting agreement in connection therewith, any Registrable Securities to be included in such registration shall be subject to such underwriting agreement. No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.
               (c) In the case of any registration under Section 4.2.2 pursuant to an underwritten offering, or, in the case of a registration under Section 4.2.3, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement, subject to the provisions to Sections 4.2.7(a) and 4.2.7(b) hereof, and no Person may participate in such registration unless such Person agrees to sell such Person’s securities on the basis provided therein and, subject to the provisions of this Section 4.2.7, completes and executes all reasonable questionnaires, and other documents, including custody agreements and powers of attorney, that must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.
          4.2.8 Holdback Agreements.
               (a) Each seller of Registrable Securities agrees, to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 4.2.2, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company other than as part of such underwritten public offering during the time period reasonably requested by the managing underwriter, not to exceed 90 days.
               (b) The Holders agree that, if the Company files a registration statement pursuant to which the Holders have the right to include Registrable Securities in such registration statement pursuant to Section 4.2.3, then, regardless of whether any Holder elects to include Registrable Securities in such registration or any Registrable Securities are ultimately sold pursuant to such registration statement (provided, however, that in the latter case, at least fifty percent (50%) of the Registrable Securities requested by the Holders have been included in such registration), if requested by the Company or by a managing underwriter, the Holders will not sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company other than as part of such underwritten public offering during the time period reasonably requested by the Company or the managing underwriter, not to exceed 90 days.
          4.2.9 Indemnification.
               (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Section 4.2, the Company will, and hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns, and each other Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Losses”), insofar as such

Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any Issuer Free Writing Prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party (solely in its capacity as a seller of shares) specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.
               (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 4.2.2 or 4.2.3 is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 4.2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder (solely in its capacity as a seller of shares) specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Loss as such expenses are incurred. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

               (c) Any Person entitled to indemnification under this Agreement promptly shall notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.2.9, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 4.2.9, except to the extent the indemnifying party is prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any such Person otherwise than under this Section 4.2.9. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Without the written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the indemnified party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
               (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 4.2.9(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 4.2.9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 4.2.9(d). The amount paid or payable in respect of any Loss shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 4.2.9(d) to the contrary, no indemnifying party other than the Company shall be required pursuant to this section 4.2.9(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 4.2.9(b) and (c).
               (e) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.
               (f) The indemnification and contribution required by this Section 4.2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.
          4.2.10 Rule 144. The Company covenants that (a) it will use its reasonable best efforts to timely file the reports required to be filed by it under the Securities Act or the Exchange Act and (b) it will take such further action as any Holder of Registrable Securities reasonably may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
          4.2.11 No Inconsistent Agreements. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of Holders of a majority of the then outstanding Registrable Securities, the Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted in this Agreement, restricts the number of shares of Common Stock that can be sold by the Holders of Registrable Securities hereunder (other than restrictions imposed by underwriters as contemplated in Sections 4.2.4(a) and (b)) or otherwise conflicts with the provisions hereof or provides terms and conditions that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Holders, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering.
          4.2.12 Survival. The provisions of this Section 4.2 shall survive the Closing of the Stock Purchase Agreement.